SECURITY AGREEMENT


         SECURITY AGREEMENT (this "Agreement"), dated as of December 11, 1996, made by JUPITER RADIO PARTNERS, a Florida partnership ("Partnership"), in favor of AMERICAN RADIO SYSTEMS CORPORATION, a Delaware corporation ("Lender").


                              W I T N E S S E T H:


         WHEREAS, concurrently with the execution and delivery of this Agreement, Partnership and Lender have entered into a certain Construction Loan Agreement dated as of the date hereof (said Construction Loan Agreement, as it may hereafter be amended, supplemented, restated, replaced or otherwise modified from time to time, being the "Loan Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined); and

         WHEREAS, it is a condition precedent to the making of the Loans by Lender under the Loan Agreement that Partnership shall have granted the security interest in the Collateral (as hereinafter defined) contemplated by this Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to make Loans under the Loan Agreement, Partnership hereby agrees as follows:


                           ARTICLE 1. THE COLLATERAL.

         Section 1.1 Grant of Security. As security for the Obligations (as defined in Section 1.2 hereof), Partnership hereby assigns and pledges to Lender, a security interest in all of Partnership's right, title and interest in and to the following (the "Collateral"):

              (a) All equipment in all of its forms, wherever located, now held or hereafter acquired by Partnership and all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment").

              (b) All inventory in all of its forms, wherever located, now held or hereafter acquired by Partnership (including, but not limited to (i) all types of inventory and raw materials and work in process therefor, finished goods thereof, and materials used consumed in the manufacture or production thereof, (ii) goods in which Partnership has an interest in mass or a joint or other interest or right of any kind and (iii) goods which are returned to or repossessed by Partnership, and all accessions thereto and products thereof (any and all such inventory, accessions and products being the "Inventory")).



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              (c)  All  accounts,   contract   rights  (to  the  fullest  extent
assignable),   chattel  paper,   instruments,   general  intangibles  and  other
obligations of any kind of Partnership now or hereafter existing arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts (in each case to the fullest extent assignable) securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts").

              (d) All documents and documents of title of Partnership now or hereafter existing, including without limitation, all bills of lading, warehouse receipts, air bills, truck bills, dock warrants, dock receipts, barge receipts or any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers ("Documents").

              (e) All proceeds to be derived from the sale of any and all governmental licenses, permits and authorizations, issued to the Partnership, including all proceeds from the sale of any and all licenses, permits and authorizations issued by the Federal Communications Commission ("FCC Permits") to the Partnership, as distinguished from the FCC Permits themselves. If applicable FCC law should be changed at any time during the term of this Agreement to allow a security interest to be held in the FCC Permits, the Collateral shall include the FCC Permits immediately upon the effective date of the change in applicable FCC law.

              (f) All proceeds of any and all of the Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

         Section 1.2 Security for Obligations. This Agreement secures the prompt payment when due (whether at maturity, by acceleration or otherwise) of all obligations of Partnership now or hereafter existing under the Loan Agreement, the Note and the other Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such obligations being the "Obligations").


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                                       -3-


         Section 1.3 Partnership Remains Liable. Anything herein to the contrary notwithstanding, (a) Partnership shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release Partnership from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Partnership thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 1.4 Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until indefeasible payment in full of the Obligations. Upon the indefeasible payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Partnership. Upon any such termination, Lender shall, at Partnership's expense, execute and deliver to Partnership such documents as Partnership shall reasonably request to evidence such termination.

         Section 1.5 Security Interest Absolute. All rights of Lender and security interests hereunder, and all obligations of Partnership hereunder, shall be absolute and unconditional irrespective of any defenses whatsoever available to Partnership, including, but not limited, to the following:

                  (a) any extension of credit by Lender to or for the account of Partnership other than under the Loan Agreement, the Note or any other Loan Document;

                  (b)  any  lack  of  validity  or  enforceability  of any  Loan
         Document;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document;

                  (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations; or

                  (e) any law, regulation or order of any jurisdiction affecting or purporting to affect any term of any Obligation or any Loan Document or Lender's rights with respect thereto.



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                                       -4-



                   ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

             Partnership hereby represents and warrants as follows:

         Section 2.1 Location of Collateral. The chief place of business and chief executive office of Partnership and the office where Partnership keeps its records concerning the Receivables are located at 4810 Deltona Drive, Punta Gorda, Florida 33950. None of the Receivables is evidenced by a promissory note or other instrument.

         Section 2.2 Ownership and Liens. Partnership owns the Collateral free and clear of any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing (collectively, a "Lien"), except for the Lien created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender.

         Section 2.3 Perfection. This Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, subject to no prior Lien that can be perfected under the Uniform Commercial Code.

         Section 2.4 No Authorization Required. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (a) for the grant by Partnership of the Lien granted hereby or for the execution, delivery or performance of this Agreement by Partnership, or (b) for the perfection of or the exercise by Lender of its rights and remedies hereunder, other than filings pursuant to the Uniform Commercial Code, actions which are required to perfect the Lien granted herein (which have been made or taken) and authorizations or filings that might be required under the Communications Act of 1934, as amended, with respect to the FCC Permits.


                              ARTICLE 3. COVENANTS.

         Section 3.1  Further Assurances.

              (a) Partnership agrees that at any time and from time to time, at the expense of Partnership, Partnership shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may reasonably


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                                       -5-

request, in order to perfect and protect any Lien granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Partnership shall: (i) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver to Lender hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form ans substance satisfactory to Lender; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or reasonably desirable, or as Lender may request, in order to perfect and preserve the Lien granted or purported to be granted hereby.

              (b) Partnership hereby authorizes Lender, in its discretion, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Partnership where permitted by law.

              (c) Partnership shall furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

         Section 3.2 As to Equipment and Inventory. Partnership shall:

              (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at Partnership's chief executive offices or, upon 30 days' prior written notice to Lender, at such other places in jurisdictions where all action required by Section 3.1 shall have been taken with respect to the Equipment and Inventory.

              (b) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory except to the extent the validity thereof is being contested in good faith and for which adequate reserves have been established.

              (c) Maintain and operate the Equipment in compliance with all applicable FCC rules, regulations and policies.

         Section 3.3 Insurance. Partnership shall, at its own expense maintain insurance with respect to the Equipment and Inventory to such amounts against such risks, in such form and with such insurers, as is customary for entities engaged in the same businesses and within the same jurisdictions as Partnership conducts its business.


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                                       -6-


         Section 3.4  As to Receivables.

              (a) Partnership shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location therefor specified in Section 2.1 or, upon 30 days prior written notice to Lender, at such other locations in a jurisdiction where all action required by Section 3.1 shall have been taken with respect to the Receivables. Partnership shall hold and preserve such records and chattel paper and shall permit representatives of any Bank at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

              (b) Except as otherwise provided in this subsection (b), Partnership shall continue to collect, at its own expense, all amounts due or to become due Partnership under the Receivables. In connection with such collections, Partnership may take (and, at Lender's direction, shall take) such action as Lender may deem necessary or advisable to enforce collection of the Receivables; provided, however, that Lender shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to Partnership of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to Partnership thereunder directly to Lender and, upon such notification and at the expense of Partnership, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Partnership might have done. After receipt by Partnership of the notice from Lender referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by Partnership in respect of the Receivables shall be received in trust for the benefit of Lender hereunder shall be segregated from other funds of Partnership and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to Partnership so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided by Section 5.1(b), and (ii) Partnership shall not, without the prior written consent of Lender, adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

              (c) In the event that any of the Receivables is evidenced by a promissory note or other written instrument, Partnership shall provide notice to Lender to such effect,


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                                       -7-

and Partnership shall, at Partnership's expense, deliver such instruments and documents, and take such actions, as Lender shall reasonably request in order to perfect and protect Lender's Lien on such promissory note or other written instrument.

         Section 3.5  Transfers and Other Liens.  Partnership shall not:

              (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business.

              (b) Create or suffer to exist any Lien upon or with respect to any of the Collateral to secure any indebtedness of Partnership, except for the Lien created by this Agreement.

         Section 3.6 As to Documents. Partnership will promptly deliver to Lender all Documents (endorsed to Lender) in its possession or which may from time to time come into its possession.

         Section 3.7 As to Permits. Partnership shall file and, as necessary, prosecute, all applications, reports, statements, filing fees and regulatory fees required to be filed with the FCC or any other governmental body, and shall maintain the FCC Permits in full force and effect during the term of this Security Agreement. Partnership shall oppose any proposed adverse modification of any FCC Permit. Partnership shall comply with the Communications Act of 1934, as amended, and all rules, regulations and policies of the FCC and all federal, state and local laws, including health, zoning and police regulations.


                          ARTICLE 4. RIGHTS OF LENDER.

         Section  4.1  Lender  Appointed  Attorney-in-Fact.  Partnership  hereby irrevocably appoints Lender as Partnership's attorney-in-fact, with full authority in the place and stead of Partnership and in the name of Partnership or otherwise, from time to time in Lender's discretion, to take any and all action and to execute any and all instrument(s) which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Partnership under Section 3.4), including without limitation:

              (a) to obtain and adjust insurance required to be paid to Lender pursuant to Section 3.3,

              (b) if an Event of Default shall have occurred and be continuing, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,


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                                       -8-


              (c) if an Event of Default shall have occurred and be continuing, to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

              (d) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral. Lender shall notify Partnership with reasonable promptness in the circumstances of any action taken by Lender pursuant to this
Section 4.1 and Section 4.2 below.

         Section 4.2 Lender May Perform. If Partnership fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Partnership under Section 6.3 hereof.

         Section 4.3 Lender's Duties. The powers conferred on Lender hereunder are solely to protect Lender's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.


                               ARTICLE 5. DEFAULT.

         Section 5.1 Remedies. If any Event of Default shall have occurred and be continuing:

              (a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the State of Florida at that time (whether or not the UCC applies to the affected Collateral) and also may (i) require Partnership to, and Partnership hereby agrees that it shall at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Partnership agrees that, to the extent notice of sale shall be required by law, at least 10 days' prior notice to


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                                       -9-

Partnership of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may without further notice, be made at the time and place to which it was so adjourned.

              (b) All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Lender pursuant to Section 6.2) in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to Partnership or to whomsoever may be lawfully entitled to receive such surplus.


                            ARTICLE 6. MISCELLANEOUS.

         Section 6.1 Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Partnership here from, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6.2 Expenses, Indemnification. Etc. Partnership shall indemnify Lender for all reasonable costs, expenses, and charges (including without limitation, reasonable fees and charges of legal counsel for Lender) incurred by Lender in connection with the enforcement of this Agreement, including without limitation, any expenses incurred in connection with assembling, collecting, maintaining, preserving or protecting the Collateral. Subject to the limitations set forth in Section 7.3(b) of the Loan Agreement, Partnership agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct. The obligations of Partnership under this Section shall survive the termination of this Agreement.

         Section 6.3 Notices. Unless the party to be notified otherwise notifies the other party in writing, notices shall be given in the manner set forth in the Loan Agreement.



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         Section 6.4 Transfer of Loan  Documents.  This  Agreement  shall (a) be binding upon Partnership, its successors and assigns and (b) inure together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns; provided, however, that Partnership may not assign or transfer its rights or obligations under this Agreement. Without limiting the generality sf the foregoing clause (b), Lender may assign or otherwise transfer the Loan Documents held by it, or grant participations therein, to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise.

         Section 6.5 No Impairment of Rights. The grant of a Lien hereunder shall not be deemed to apply to any Related Contract to the extent (but only to the extent) the grant of such security interest would violate, cause a termination of or otherwise substantially impair Partnership's rights under such Related Contract.

         Section 6.6 GOVERNING LAW JURISDICTION; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF FLORIDA. UNLESS OTHERWISE DEFINED HEREIN OR IN THE AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE IN THE STATE OF FLORIDA ARE USED HEREIN AS THEREIN DEFINED.

         IN WITNESS WHEREOF, Partnership has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                         JUPITER RADIO PARTNERS

                                         By:      InterMart Broadcasting
                                                  of Palm Beach, Inc.,
                                                  Managing General Partner



                                                  By: /s/ Patricia S. Dahlin
                                                     Patricia S. Dahlin
                                                      Vice President